UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-23071	31-1241495
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

915 Secaucus Road, Secaucus, New Jersey, 07094
(Address of Principal Executive Offices) (Zip Code)

(201) 558-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 11, 2007, The Children’s Place Retail Stores, Inc., (the “Company”) issued a press release containing its sales results for the five-week period ended July 7, 2007, and reiterated (i) guidance for its second quarter ending on August 4, 2007, and (ii) when it anticipates becoming current with its quarterly and annual filings with the Securities and Exchange Commission.

A copy of the Company’s press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

99.1 Press Release dated July 11, 2007.

[SIGNATURE BLOCK FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan Riley
Name:	Susan Riley
Title:	Executive Vice President, Finance and Administration

Dated: July 11, 2007